UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2021

First United Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

19 South Second Street, Oakland, Maryland 21550

(Address of principal executive offices) (Zip Code)

(301) 334-9471

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FUNC	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.01. Changes in Registrant's Certifying Accountant.

(a)	Dismissal of Principal Accountant.

On March 26, 2021, after concluding a request for proposal process that it commenced in November 2020, the Audit Committee of the Board of Directors (the “Audit Committee”) of First United Corporation (the “Corporation”) dismissed Baker Tilly US, LLP, formerly known as Baker Tilly Virchow Krause, LLP (“Baker Tilly”), as the Corporation’s independent registered public accounting firm.

The reports of Baker Tilly on the Corporation’s consolidated financial statements as of and for the years ended December 31, 2020 and 2019 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2020 and 2019 and the subsequent period from December 31, 2020 through March 26, 2021, the Corporation did not have any disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Baker Tilly, would have caused Baker Tilly to make reference thereto in its reports on the Corporation’s consolidated financial statements for such years.

During the years ended December 31, 2020 and 2019 and the subsequent period from December 31, 2020 through March 26, 2021, the Corporation did not have any “reportable events” as described in Item 304 (a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”).

The Corporation provided Baker Tilly with a copy of the above disclosure and requested that Baker Tilly furnish the Corporation with a letter addressed to the SEC stating whether Baker Tilly agrees with such disclosure and, if not, the respects in which it does not agree. The letter of Baker Tilly to the SEC, dated March 26, 2021, is filed as Exhibit 16.1 hereto.

(b)	Appointment of Principal Accountant.

On March 26, 2021, after considering several proposals received pursuant to the above-mentioned request for proposal process, the Audit Committee decided to appoint Crowe LLP (“Crowe”) as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2021, subject to completion of Crowe LLP's standard client acceptance procedures and execution of an engagement letter.

During the years ended December 31, 2020 and 2019 and the subsequent period from December 31, 2020 through March 26, 2021, neither the Corporation nor anyone acting on the Corporation’s behalf consulted Crowe regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation’s financial statements, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of the SEC’s Regulation S-K or a “reportable event” described in Item 304(a)(1)(v) of the SEC’s Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

The exhibits filed or furnished with this report are listed in the following Exhibit Index:

Exhibit No.	Description

16.1	Letter dated March 26, 2021 from Baker Tilly US, LLP (filed herewith)
104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED CORPORATION

Dated: March 26, 2021	By:	/s/ Tonya K. Sturm
Tonya K. Sturm
Senior Vice President & CFO

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